Exhibit 99.1

BioCardia Strengthens Leadership Team with The Addition of Farhan Shahab as Vice President of Quality

Sunnyvale, California – November 24, 2025 - BioCardia, Inc. [NASDAQ: BCDA], a global leader in cellular and cell-derived therapeutics for the treatment of cardiovascular and pulmonary diseases, today announces the appointment of Farhan Shahab as Vice President of Quality. Mr. Shahab brings over 25 years of experience to BioCardia in similar executive roles.

Mr. Shahab joins BioCardia from Welldoc (a digital health company focused on chronic disease management), where he served as Vice President of Quality and Regulatory. Prior to that, he served as Senior Director of Regulatory Affairs and Quality Assurance at Intuity Medical (a blood glucose monitoring device company), and as Director of Quality Assurance and Regulatory Compliance at Moximed, (an orthopedic device company), and as Senior Director, Quality Engineering at AngioScore (a catheter manufacturer). Before that, he served as Manager, Quality Engineering and Quality Systems at Medtronic, supporting the integration of two major acquisitions. Mr. Shahab earned his BS in Chemical Engineering at the University of Massachusetts and his MBA from the University of Phoenix. He is also a Regulatory Affairs Certified (RAC) professional and Certified Auditor (Exemplar Global), dedicated to ensuring quality systems compliance and strategic regulatory alignment.

“Farhan’s expertise in product quality management and supporting regulatory submissions across a number of product categories will be invaluable for our team.” commented Peter Altman, PhD, CEO of BioCardia. “We are delighted to welcome Farhan. His past proven leadership and extensive relevant experience have potential to accelerate our ability to commercialize our investigational products.”

About BioCardia®

BioCardia, Inc., headquartered in Sunnyvale, California, is a global leader in cellular and cell-derived therapeutics for the treatment of cardiovascular and pulmonary disease. CardiAMP® autologous and CardiALLO™ allogeneic cell therapies are the Company’s biotherapeutic platforms with three clinical stage product candidates in development. These therapies are enabled by its Helix™ biotherapeutic delivery and Morph® vascular navigation product platforms. For more information visit: https://www.BioCardia.com.

Forward Looking Statements

This press release contains forward-looking statements that are subject to many risks and uncertainties. Forward-looking statements include, among other things, references to our investigational product candidates, the potential benefits and mechanism of actions of our therapies, future regulatory approvals, and the safety and efficacy of our product candidates and therapies. These forward-looking statements are made as of the date of this press release, and BioCardia assumes no obligation to update the forward-looking statements.

We may use terms such as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey the uncertainty of future events or outcomes to identify these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained herein, we caution you that forward-looking statements are not guarantees of future performance and that our actual results may differ materially from the forward-looking statements contained in this press release. As a result of these factors, we cannot assure you that the forward-looking statements in this press release will prove to be accurate. Additional factors that could materially affect actual results can be found in BioCardia’s Form 10-K filed with the Securities and Exchange Commission on March 26, 2025, under the caption titled “Risk Factors,” and in our subsequently filed Quarterly Reports on Form 10-Q. BioCardia expressly disclaims any intent or obligation to update these forward-looking statements, except as required by law.

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Media Contact:
Miranda Peto, Investor Relations
Email: mpeto@BioCardia.com
Phone: 650-226-0120

Investor Contact:
David McClung, Chief Financial Officer
Email: investors@BioCardia.com
Phone: 650-226-0120